UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2026

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Biogen Inc.

(Exact name of registrant as specified in its charter)

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Delaware	0-19311	33-0112644
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value per share	BIIB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 14, 2026, Biogen Inc., a Delaware corporation (“Biogen”), filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission. The Original Report disclosed, among other things, the consummation of Biogen’s acquisition of Apellis Pharmaceuticals, Inc., a Delaware corporation (“Apellis”), as contemplated by the Agreement and Plan of Merger, dated March 31, 2026, by and among Biogen, Apellis and Aspen Purchaser Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Biogen (the “Merger”).

Biogen also disclosed in the Original Report that pro forma financial information required by Item 9.01(b) of Form 8-K relating to the Merger would be filed by amendment to the Original Report no later than 71 calendar days after the date on which the Original Report was required to be filed.

Subsequent to the filing of the Original Report and upon further analysis, Biogen has determined that financial statements required by Item 9.01(a) of Form 8-K and pro forma financial information required by Item 9.01(b) of Form 8-K, in each case, relating to the Merger are not required because the Merger was not a “significant” acquisition as defined in Regulation S-X. Accordingly, Biogen hereby amends the Original Report to remove references to the incorporation by reference of financial statements of Apellis under Item 9.01(a) and the subsequent filing of pro forma financial information required by Item 9.01(b), in each case, relating to the Merger.

Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Biogen Inc.

Date: June 10, 2026	By:	/s/ Wendell Taylor
		Name:	Wendell Taylor
		Title:	Secretary